UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2022

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Spear Street, Fifth Floor

San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

(415) 390-2337

(Registrant’s telephone number, including area code)

101 Spear Street, First Floor

San Francisco, California 94105

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange
Long-Term Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On September 12, 2022, the compensation and talent management committee of the board of directors of Twilio Inc. (the “Company”) approved a restructuring plan that is designed to reduce operating costs, improve operating margins, and shift the Company’s selling capacity to accelerate software sales (collectively, the “Restructuring Plan”). The Restructuring Plan includes elimination of approximately 11% of the Company’s current workforce.

The Company estimates that it will incur approximately $70-$90 million in charges in connection with the Restructuring Plan, consisting of cash expenditures for employee transition, notice period and severance payments, employee benefits, and related facilitation costs as well as non-cash expenditures related to vesting of share-based awards. Of this amount, $55-$70 million is expected to result in future cash outlays. The Company expects that the majority of the restructuring charges will be incurred in the third quarter of 2022 and that the execution of this Restructuring Plan, including cash payments, will be substantially complete by the end of the fourth quarter of 2022.

Potential position eliminations in each country are subject to local law and consultation requirements, which may extend this process beyond the fourth quarter of 2022 in certain countries. The charges that we expect to incur are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual expenses may differ materially from the estimates disclosed above.

Item 7.01	Regulation FD Disclosure.

The costs associated with the Restructuring Plan will be included in the Company’s GAAP results but will be excluded from the Company’s non-GAAP results. The Company reaffirms the guidance it issued for the third quarter ending September 30, 2022, in its Current Report on Form 8-K filed with the SEC on August 4, 2022, as follows:

Q3 FY22 Guidance
Revenue (millions)	$965 - $975
Y/Y Growth	30% - 32%
Organic Y/Y Growth (1)	29% - 30%
Non-GAAP loss from operations (millions) (2)	($70) - ($60)
Non-GAAP loss per share (2)	($0.43) - ($0.37)
Non-GAAP basic shares outstanding (millions)	183

(1)	Organic revenue growth guidance excludes all revenue from Zipwhip and all other acquisitions that closed after July 1, 2021.
(2)

Includes an estimated $35 million non-cash accrual for the adoption of a new sabbatical program for tenured employees. In the quarters subsequent to the adoption, the impact from this program is not expected to be significant to our results of operations.

On September 14, 2022, the Company began notifying team members affected by the Restructuring Plan and communicated the changes to the entire company with a letter from Jeff Lawson, the Company’s Chief Executive Officer and Co-Founder, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

The information furnished under this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about the Company’s expectations regarding the costs, benefits, timing and financial impacts from the Restructuring Plan, the Company’s outlook for the third quarter of 2022 and related matters. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: adverse changes in general economic or market conditions, including labor shortages, supply chain disruptions, a downturn, recession and inflation; changes in the market for communications; the impact of COVID-19 on the Company and its customers and partners; the Company’s ability to adapt its products to meet evolving market and customer demands and rapid technological change; the Company’s ability to comply with modified or new industry standards, laws and regulations applying to its business; the Company’s ability to generate sufficient revenues to achieve or sustain profitability; general economic conditions, including a downturn or recession and rising inflation, that may adversely affect a prospective customer’s ability or willingness to adopt our products, delay a prospective customer’s adoption decision, reduce the revenue that we generate from the use of our products or affect customer retention; retention of customer data platforms like the Company’s by organizations in times of macroeconomic uncertainty; the Company’s ability to effectively manage its growth and increase gross margins; the Company’s ability to compete effectively in an intensely competitive market; the Company’s ability to attract and retain qualified employees; the technical reliability of the Company’s products and platform; the Company’s ability to successfully integrate its acquisitions and risks that the anticipated benefits of such acquisitions and partnerships and investments may not be fully realized or may take longer to realize than expected; the Company’s ability to close the transactions associated with such partnerships and investments; the impact of recent and future privacy changes on certain third party platforms on the Company and its customers; and the Company’s ability to manage changes in network service provider fees that it pays in connection with the delivery of communications on its platform and the impact of those fees on gross margin.

The forward-looking statements contained in this Current Report on Form 8-K are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including its most recent report on form 10-K, subsequent reports on form 10-Q, and any amendments to any of the foregoing. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K.

Forward-looking statements represent the Company’s management’s beliefs and assumptions only as of the date such statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter to Twilio team members from Jeff Lawson, dated September 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

September 14, 2022	By:	/s/ Khozema Z. Shipchandler
	Name:	Khozema Z. Shipchandler
	Title:	Chief Operating Officer